UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2017 (November 24, 2017)

STELLAR ACQUISITION III INC.

(Exact name of registrant as specified in its charter)

Republic of Marshall Islands	001-37862	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Kifissias Avenue, Maroussi Athens, Greece	15125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  +30 210 876-4858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 24, 2017, Stellar Acquisition III Inc. (the “Company”) issued unsecured promissory notes (the “Notes”) in the aggregate amount of $301,000 to affiliates of Mr. Prokopios (Akis) Tsirigakis, the Company’s Chairman of the Board, co-Chief Executive Officer and President, and affiliates of Mr. George Syllantavos, the Company’s co-Chief Executive Officer, Chief Financial Officer, Secretary and Director (collectively, the “Sponsors”).

The Sponsors deposited into the Company’s trust account (the “Trust Account”) an aggregate of $301,000 and the Company instructed the trust agent to apply toward the principal held in the Trust Account $101,536 of interest earned on the funds in the Trust Account available for withdrawal, representing an aggregate of $402,536, or $0.058 per public share, as described in the prospectus filed by the Company in connection with the Company’s initial public offering. As a result, the period of time the Company has to consummate a business combination has been extended by three months to February 24, 2018.

The Notes bear no interest and are repayable in full upon consummation of the Company’s initial business combination. The Sponsors have the option to convert any unpaid balance of the Notes into warrants exercisable for shares of the Company’s common stock, based on a conversion price of $0.50 per warrant. The terms of any such warrants shall be identical to the terms of the warrants issued pursuant to the private placement that was consummated by the Company in connection with the Company’s initial public offering.

The issuance of the Notes was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

A form of the Notes is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Notes.

Item 8.01 Other Events

A copy of the press release issued by the Company announcing the extension of the period of time the Company has to consummate a business combination is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Form of Promissory Note
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 27, 2017

STELLAR ACQUISITION III INC.

By:	/s/ Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: co-Chief Executive Officer

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